497(e)
                                                          Reg. No. 33-65818
                                                          File No. 8117862

P R O S P E C T U S                                             November 1, 1996

                              Cash Resource Trust
              Cash Resource New York Tax-Exempt Money Market Fund

     The Cash Resource New York Tax-Exempt Money Market Fund is designed for investors who seek current income exempt from federal income tax and New York State and City personal income taxes, consistent with preservation of capital and maintenance of liquidity. The Fund is a diversified investment portfolio of Cash Resource Trust (the "Trust".)

     AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. FEDERAL LAW PERMITS THE FUND TO INVEST MORE OF ITS ASSETS IN THE SECURITIES OF A SINGLE ISSUER THAN OTHER MONEY MARKET FUNDS; AS A RESULT, AN INVESTMENT IN THE FUND MAY INVOLVE GREATER RISKS THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKET FUNDS.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and keep it for future reference. YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE FUND IN THE NOVEMBER 1, 1996 STATEMENT OF ADDITIONAL INFORMATION, AS AMENDED FROM TIME TO TIME. FOR A FREE COPY OF THE STATEMENT, CALL 1-800-382-0016. The Statement has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
       ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT INSURED BY THE
           FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE
                          BOARD, OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
       SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMIS-
         SION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                EXPENSE SUMMARY

     Expenses are one of several factors to consider when investing in the Fund. Expenses shown are based on estimates for the Fund's first full fiscal year. The Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Fund over specified periods.

SHAREHOLDER TRANSACTION EXPENSES                                      None

ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                                      .00%*
12b-1 Fees                                                           .38%*
Other Expenses                                                        .42%
Total Fund Operating Expenses                                        .80%*

* After expense limitation

EXAMPLE

     Your investment of $1,000 in the Fund would incur the following expenses, assuming a 5% annual return and redemption at the end of each period:

1 YEAR     3 YEARS
  $8         $26

     The table is provided to help you understand the expenses of investing in the Fund and your share of the Fund's operating expenses. Mentor Investment Advisors, LLC has agreed to waive its management fee for the Fund's first fiscal year, to the extent the Fund's Total Fund Operating Expenses (excluding management fees and any brokerage, interest, taxes, deferred organizational expenses, and extraordinary expenses) exceed .80% of the Fund's average daily net assets; in addition, Mentor Distributors, LLC has agreed to limit its payments under the Fund's Distribution Plan to .38%. In the absence of those limitations, Management Fees would be .22%, 12b-1 Fees would be .50%, and Total Fund Operating Expenses would be 1.14%. The Example does not represent past or future expense levels. Actual returns and expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. Because of the 12b-1 fees payable by the Fund, long-term shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc.

                       INVESTMENT OBJECTIVE AND POLICIES

     The objective of the Fund is to seek as high a rate of current income exempt from federal income tax and New York State and City personal income taxes as Mentor Investment Advisors, LLC ("Mentor Advisors"), the Fund's investment manager, believes is consistent with preservation of capital and maintenance of liquidity.

     The Fund will normally invest at least 80% of its assets in New York Tax-Exempt Securities, which are debt obligations issued by the State of New York, or any of its political subdivisions, or its agencies, instrumentalities, or other governmental units (or of other governmental issuers, such as U.S. territories), the interest from which is, in the opinion of bond counsel, exempt from federal income tax and New York State and City personal income taxes. (This 80% requirement is a fundamental policy of the Fund.) The Fund may invest the remainder of its assets in investments of any kind described under "Selection of Investments" below.

     New York Tax-Exempt Securities are issued to obtain funds for various public purposes, such as the construction of public facilities, the payment of general operating expenses, or the refunding of outstanding debts. They may also be issued to finance various private activities, including the lending of funds to public or private institutions for the construction of housing, educational, or medical facilities and may also include certain types of private activity and industrial development bonds issued by public authorities to finance privately owned or operated facilities. Short-term New York Tax-Exempt Securities are generally issued as interim financing in anticipation of tax collections, revenue receipts, or bond sales to finance various public purposes.

     The two principal classifications of New York Tax-Exempt Securities are general obligation and special obligation (or revenue) securities. GENERAL OBLIGATION securities involve the credit of an issuer possessing taxing power and are payable from the issuer's general unrestricted revenues. Their payment may depend on an appropriation by the issuer's legislative body. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer. SPECIAL OBLIGATION securities are payable only from the revenues derived from a particular facility or class of facilities, or a specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Industrial development and private activity bonds are in most cases special obligation securities, the credit quality of which is directly related to the private user of the facilities.

     The Fund will invest in the following types of New York Tax-Exempt
Securities: (i) municipal notes; (ii) municipal bonds; (iii) municipal securities backed by the U.S. Government or any of its agencies or instrumentalities; (iv) short-term discount notes (tax-exempt commercial paper);
(v) participation interests in any of the foregoing; and (vi) unrated securities or new types of tax-exempt instruments which become available in the future if Mentor Advisors determines they meet the quality standards discussed below. (In the case of any such new types of tax-exempt instruments, this Prospectus would be revised as may be appropriate to describe such instruments.) In connection with the purchase of New York Tax-Exempt Securities, the Fund may acquire stand-by commitments, which give the Fund the right to resell the security to the dealer at a specified price. Stand-by commitments may provide additional liquidity for the Fund but are subject to the risk that the dealer may fail to meet its obligations. The Fund does not generally expect to pay additional consideration for stand-by commitments or to assign any value to them.

     The Fund will normally invest at least 80% of its assets in debt obligations the interest from which is, in the opinion of bond counsel, exempt from federal income tax and that will not give rise to interest income subject to federal alternative minimum tax for individuals. To the extent the Fund invests in these securities, individual shareholders of the Fund, depending on their own tax status, may be subject to federal alternative minimum tax on the part of the Fund's distributions derived from these securities. In addition, an investment in the Fund may cause corporate shareholders to be subject to (or result in an increased liability under) the alternative minimum tax because tax-exempt income is generally included in the alternative minimum taxable income of corporations.

     Since the Fund invests primarily in New York Tax-Exempt Securities, the value of the Fund's shares may be especially affected by factors pertaining to the economy of New York and other factors specifically affecting the ability of issuers of New York Tax-Exempt Securities to meet their obligations.

     The ability of governmental issuers to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political, and demographic conditions affecting the State or City of New York. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state, and local aid to issuers of such securities may also affect their ability to meet their obligations. Payments of principal and interest on special obligation securities will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made, which in turn could be affected by economic, political, and demographic conditions affecting a particular state. Any reduction in the actual or perceived ability of an issuer of New York Tax-Exempt Securities to meet its obligations (including a reduction in the rating of its outstanding securities) would likely adversely affect the market value and marketability of its obligations and could adversely affect the values of New York Tax-Exempt Securities issued by others as well.

     The investment objective and policies of the Fund may, unless otherwise specifically stated, be changed by the Trustees without a vote of the shareholders. The Fund is not intended to be a complete investment program, and there is no assurance the Fund will achieve its objective.

SELECTION OF INVESTMENTS

     The Fund will invest only in U.S. dollar-denominated high quality securities and other U.S. dollar-denominated money market instruments meeting credit criteria which the Trustees believe present minimal credit risk. "High-quality securities" are (i) commercial paper or other short-term obligations rated in one of the two highest short-term rating categories by at least two nationally recognized rating services (or, if only one rating service has rated the security, by that service), (ii) obligations rated at least AA by Standard & Poor's or Aa by Moody's Investors Services, Inc. at the time of investment, and (iii) unrated securities determined by Mentor Advisors to be of comparable quality. The Fund will maintain a dollar-weighted average maturity of 90 days or less and will not invest in securities with remaining maturities of more than 397 days. The Fund may invest in variable or floating-rate securities which bear interest at rates subject to periodic adjustment or which provide for periodic recovery of principal on demand. Under certain conditions, these securities may be deemed to have remaining maturities equal to the time remaining until the next interest adjustment date or the date on which principal can be recovered on demand. The Fund follows investment and valuation policies designed to maintain a stable net asset value of $1.00 per share, although there is no assurance that these policies will be successful.

     Considerations of liquidity and preservation of capital mean that the Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time. Consistent with its investment objective, the Fund will attempt to maximize yields by portfolio trading and by buying and selling portfolio investments in anticipation of or in response to changing economic and money market conditions and trends. The Fund may also invest to take advantage of what Mentor Advisors believes to be temporary disparities in yields of different segments of the high-grade money market or among particular instruments within the same segment of the market. These policies, as well as the relatively short maturity of obligations purchased by the Fund, may result in frequent changes in the Fund's portfolio. The Fund will not usually pay brokerage commissions in connection with the purchase or sale of portfolio securities.

     The Fund may invest in high quality taxable money market instruments at any time when Mentor Advisors believes that market conditions make pursuing the Fund's basis investment strategy inconsistent with the best interest of shareholders. These instruments may include: bank certificates of deposit, banker's acceptances, prime commercial paper, high quality short-term corporate obligations, short-term U.S. government securities or repurchase agreements, or any other securities Mentor Advisors considers consistent with such defensive strategies.

     The portfolio of the Fund will be affected by general changes in interest rates resulting in increases or decreases in the values of the obligations held by the Fund. The value of the securities in the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. Although the Fund's investment policies are designed to minimize these changes and to maintain a net asset value of $1.00 per share, there is no assurance that these policies will be successful. Withdrawals by shareholders could require the sale of portfolio investments at a time when such a sale might not otherwise be desirable.

DIVERSIFICATION AND CONCENTRATION POLICIES

     The Fund is a "diversified" investment company under the Investment Company Act of 1940. This means that the Fund may invest up to 25% of its total assets in the securities of one or more issuers, and is limited with respect to the remaining portion of its assets to investing 5% or less of its total assets in the securities of any one issuer (other than the U.S. government).

     Because of the relatively small number of issuers of New York Tax-Exempt Securities, the Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than investment companies that invest in a broader range of securities. This practice involves an increased risk of loss to the Fund if an issuer were unable to make interest or principal payments or if the market value of these securities were to decline.

     The Fund will not invest more than 25% of its total assets in securities of issuers in any one industry. Governmental issuers of New York Tax-Exempt Securities are not considered part of any "industry." However, New York Tax-Exempt Securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations.

     It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the New York Tax-Exempt Securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations, or airport revenue obligations. This would be the case only if Mentor Advisors determined that the yields available from obligations in a particular segment of the market justified the additional risks associated with such concentration. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political, and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all New York Tax-Exempt Securities in such a market segment.

     The Fund reserves the right to invest more than 25% of its assets in industrial development bonds and private activity bonds or notes.

OTHER INVESTMENT PRACTICES

     THE FUND MAY ALSO ENGAGE TO A LIMITED EXTENT IN THE FOLLOWING INVESTMENT PRACTICES, EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS MORE DETAILED INFORMATION ABOUT THESE PRACTICES.

     REPURCHASE AGREEMENTS. Under a repurchase agreement, the Fund purchases a debt instrument for a relatively short period (usually not more than one week), which the seller agrees to repurchase at a fixed time and price, representing the Fund's cost plus interest. The Fund will enter into repurchase agreements only with commercial banks and with registered broker-dealers who are members of a national securities exchange or market makers in government securities, and only if the debt instrument subject to the repurchase agreement is a U.S. Government security. Although Mentor Advisors will monitor repurchase agreement transactions to ensure that they will be fully collateralized at all times, the Fund bears a risk of loss if the other party defaults on its obligation and the Fund is delayed or prevented from exercising its rights to dispose of the collateral. If the other party should become involved in bankruptcy or insolvency proceedings, it is possible that the Fund may be treated as an unsecured creditor and required to return the underlying collateral to the other party's estate.

     SECURITIES LENDING. The Fund may lend portfolio securities to broker-dealers. These transactions must be fully collateralized at all times with cash or short-term debt obligations, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. Any investment of collateral by the Fund would be made in accordance with the Fund's investment objective and policies described above.

DIVIDENDS

     THE TRUST DETERMINES THE NET INCOME OF THE FUND AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") EACH DAY THE EXCHANGE IS OPEN. Each determination of the Fund's net income includes (i) all accrued interest on the Fund's investments, (ii) plus or minus all realized and unrealized gains and losses on the Fund's investments, (iii) less all accrued expenses of the Fund. The Fund's investments are valued at amortized cost according to Securities and Exchange Commission Rule 2a-7. The Fund will not normally have unrealized gains or losses so long as it values its investments by the amortized cost method.

     DAILY DIVIDENDS. The Fund declares all of its net income as a distribution on each day it is open for business, as a dividend to shareholders of record immediately prior to the close of regular trading on the Exchange. Shareholders whose purchase of shares of the Fund is accepted at or before 12:00 noon on any day will receive the dividend declared by the Fund for that day; shareholders who purchase shares after 12:00 noon will begin earning dividends on the day after the Fund accepts their order. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the preceding business day. Dividends for the immediately preceding month will be paid on the fifteenth day of each calendar month (or, if that day is not a business day, on the next business day), except that the Fund's schedule for payment of dividends during the month of December may be adjusted to assist in tax reporting and distribution requirements. A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the time of the withdrawal. Since the net income of the Fund is declared as a dividend each time it is determined, the net asset value per share of the Fund normally remains at $1 per share immediately after each determination and dividend declaration.

     YOU CAN CHOOSE FROM TWO DISTRIBUTION OPTIONS: (1) automatically reinvest all distributions from the Fund in additional shares of the Fund; or (2) receive all distributions in cash. If you wish to change your distribution option, you should contact your Financial Institution (as defined below), who will be responsible for forwarding the necessary instructions to the Trust's transfer agent, Investors Fiduciary Trust Company ("IFTC"). If you do not select an option when you open your account, all distributions will be reinvested. You will receive a statement confirming reinvestment of distributions in additional shares of the Fund promptly following the month in which the reinvestment occurs.

TAX INFORMATION

     FEDERAL TAXES. The Fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements that are necessary for it to be relieved of federal income taxes on income (and gains, if any) it distributes to shareholders. The Fund will distribute substantially all of its ordinary income (and net capital gains, if any) on a current basis.

     Dividends paid that are derived from exempt-interest income (known as "exempt-interest dividends") are not generally subject to federal income tax. However, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Fund may have on the taxation of your benefits. In addition, an investment in the Fund may result in liability for federal alternative minimum tax and for state and local taxes, both for individual and corporate shareholders. (Shareholders should consult their own tax adviser with respect to whether exempt-interest dividends would be excludable from gross income if the shareholder were treated as a "substantial user" of facilities financed by an obligation held by the Fund or a "related person" to such user under the Internal Revenue Code.) If a shareholder receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of that share will be disallowed to the extent of the amount of the exempt-interest dividend.

     If the Fund holds certain "private activity bonds" ("industrial development bonds" under prior law), dividends derived from interest on such obligations will be classified as an item of tax preference which could subject certain shareholders to alternative minimum tax liability. Corporate shareholders must also take all exempt-interest dividends into account in determining "adjusted current earnings" for purposes of calculating their alternative minimum tax liability.

     The Fund's distributions other than exempt-interest dividends will be taxable to you as ordinary income, except that any distributions of net long-term capital gains will be taxable as such, regardless of how long you have held your shares. Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions.

     Early in each year the Fund will notify you of the amount and tax status of distributions paid to you for the preceding year.

     STATE TAXES. To the extent exempt-interest dividends are derived from interest on New York Tax-Exempt Securities, such distributions will also be exempt from New York State and New York City personal income taxes. However, an investment in the Fund may result in liability for state and/or local taxes for individual shareholders subject to taxation by states other than New York State or cities other than New York City because the exemption from New York State and New York City personal income taxes does not prevent such other jurisdictions from taxing individual shareholders on dividends received from the Fund. In addition, distributions derived from interest on tax-exempt securities other than New York Tax Exempt Securities will be treated as taxable ordinary income for purposes of the New York State and New York City personal income taxes.

     Exempt-interest dividends, including those derived from New York Tax-Exempt Securities, are included in a corporation's net investment income for purposes of calculating such corporation's New York State corporate franchise tax and New York City general corporation tax and will be subject to such taxes to the extent that a corporation's net investment income is allocated to New York State and/or New York City.

     All or a portion of interest on indebtedness incurred or continued to purchase or carry the Fund's shares generally will not be deductible for federal or New York State and New York City personal income tax purposes.

     For New York State and City personal income tax purposes, distributions of net long-term gains will be taxable at the same rates as ordinary income.

     GENERAL. The foregoing is a summary of certain federal, New York State, and New York City income tax consequences of investing in the Fund. You should consult your tax adviser to determine the precise effect of an investment in the Fund on your particular tax situation.

BUYING AND SELLING SHARES OF THE FUND

     HOW TO BUY SHARES. The Trust offers shares of the Fund continuously at a price of $1.00 per share. The Trust determines net asset value twice each day, as of 12:00 noon and as of the close of regular trading on the Exchange. The shares of the Fund are sold at net asset value through a number of selected financial institutions, such as investment dealers and banks (each, a "Financial Institution"). Your Financial Institution is responsible for forwarding any necessary documentation to IFTC. There is no sales charge on sales of shares, nor is any minimum investment required for the Fund.

     Because the Fund seeks to be fully invested at all times, investments must be in Same Day Funds to be accepted. Investments which are accepted at or before 12:00 noon will be invested at the net asset value determined at that time; investments accepted after 12:00 noon will receive the net asset value determined at the close of regular trading on the Exchange. "Same Day Funds" are funds credited by the applicable regional Federal Reserve Bank to the account of the Trust at its designated bank. When payment in Same Day Funds is available to the Fund, the Fund will accept the order to purchase shares at the net asset value next determined.

     If you are considering redeeming shares or transferring shares to another person shortly after purchase, you should pay for those shares with wired Same Day Funds or a certified check to avoid any delay in redemption or transfer. Otherwise, the Fund may delay payment for shares until the purchase price of those shares has been collected which may be up to 15 calendar days after the purchase date.

     For more information on how to purchase shares of the Fund, contact your Financial Institution or Mentor Distributors, LLC ("Mentor Distributors"), 901 East Byrd Street, Richmond, Virginia 23219, the principal underwriter of the Fund's shares. Mentor Distributors' telephone number is 1-800-382-0016.

     HOW TO SELL SHARES. You can redeem your Fund shares through your Financial Institution any day the Exchange is open, or you may redeem your shares by check or by mail. Redemption will be effected at the net asset value per share of the Fund next determined after receipt of the redemption request in good order. The Fund must receive your properly completed purchase documentation before you may sell shares.

     SELLING SHARES THROUGH YOUR FINANCIAL INSTITUTION. You may redeem your shares through your Financial Institution. Your Financial Institution is responsible for delivering your redemption request and all necessary documentation to the Fund, and may charge you for its services (including, for example, charges relating to the wiring of funds). Your Financial Institution may accept your redemption instructions by telephone. Consult your Financial Institution.

     SELLING SHARES BY CHECK. If you would like the ability to write checks against your investment in the Fund, you should provide the necessary documentation to your Financial Institution and complete the signature card which you may obtain by calling your Financial Institution or the Fund. When the Fund receives your properly completed documentation and card, you will receive checks drawn on your Fund account and payable through the Trust's designated bank. These checks may be made payable to the order of any person. You will continue to earn dividends until the check clears. When a check is presented for payment, a sufficient number of full and fractional shares of the Fund in your account will be redeemed to cover the amount of the check. Your Financial Institution may limit the availability of the check-writing privilege or assess certain fees in connection with the checkwriting privilege.

     Shareholders using Fund checks are subject to the Trust's designated bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks, although one may be imposed in the future. Shareholders would be notified in advance of the imposition of any such charge. (In addition, if you deplete your original check supply, there may be a charge to order additional checks.) You should make sure that there are sufficient shares in your account to cover the amount of the check drawn. If there is an insufficient number of shares in the account, the check will be dishonored and returned, and no shares will be redeemed. Because dividends declared on shares held in your account and prior withdrawals may cause the value of your account to change, it is impossible to determine in advance your account's total value. Accordingly, you should not write a check for the entire value of your account or close your account by writing a check. A shareholder may revoke check-writing authorization by written notice to IFTC.

     SELLING SHARES BY MAIL. You may also sell shares of the Fund by sending a written withdrawal request to IFTC. You must sign the withdrawal request and include a stock power with signature(s) guaranteed by a bank, broker/dealer, or certain other financial institutions.

     IFTC may require additional documentation from shareholders which are corporations, partnerships, agents, fiduciaries, or surviving joint owners. Corporations, partnerships, agents, trusts, and fiduciary accounts must submit a completed resolution in proper form before selling shares. Resolution forms are available from IFTC and Mentor Distributors.

     THE FUND GENERALLY SENDS YOU PAYMENT FOR YOUR SHARES THE BUSINESS DAY AFTER YOUR REQUEST IS RECEIVED IN GOOD ORDER. Under unusual circumstances, the Fund may suspend repurchases, or postpone payment for more than seven days, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

     You can exchange your shares in the Fund for shares of any other fund in the Trust at net asset value, except as described below. If you request an exchange through your Financial Institution, your Financial Institution will be responsible for forwarding the necessary documentation to IFTC. Exchange Authorization Forms are available from your Financial Institution or Mentor Distributors. For federal income tax purposes, an exchange is treated as a sale of shares and generally results in a capital gain or loss. The Fund reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any change or suspension. Consult your Financial Institution or Mentor Distributors before requesting an exchange.

FINANCIAL INSTITUTIONS

     Financial Institutions provide varying arrangements for their clients with respect to the purchase and redemption of Fund shares and the confirmation thereof and may arrange with their clients for other investment or administrative services. When you effect transactions with the Fund (including among other things the purchase, redemption, or exchange of Fund shares) through a Financial Institution, the Financial Institution, and not the Fund, will be responsible for taking all steps, and furnishing all necessary documentation, to effect such transactions. Financial Institutions have the responsibility to deliver purchase and redemption requests to the Fund promptly. Some Financial Institutions may establish minimum investment requirements with respect to the Fund. They may also establish and charge fees and other amounts to their client for their services. Certain privileges, such as the check writing privilege or reinvestment options, may not be available through certain Financial Institutions or they may be available only under certain conditions. If your Financial Institution holds your investment in the Fund in its own name, then your Financial Institution will be the shareholder of record in respect of that investment; your ability to take advantage of any investment options or services of the Fund will depend on whether, and to what extent, your Financial Institution is willing to take advantage of them on your behalf. FINANCIAL INSTITUTIONS, INCLUDING WHEAT, FIRST SECURITIES, INC., A SUBSIDIARY OF WHEAT FIRST BUTCHER SINGER, INC., AND EVEREN SECURITIES, INC. ("EVEREN"), MAY CHARGE FEES TO OR IMPOSE RESTRICTIONS ON YOUR SHAREHOLDER ACCOUNT. CONSULT YOUR FINANCIAL INSTITUTION FOR INFORMATION ABOUT ANY FEES OR RESTRICTIONS OR FOR FURTHER INFORMATION CONCERNING ITS SERVICES.

MANAGEMENT

     The Trustees are responsible for generally overseeing the conduct of the Fund's business. Subject to such policies as the Trustees may determine, MENTOR INVESTMENT ADVISORS, LLC furnishes a continuing investment program for the Fund and makes investment decisions on its behalf.

     Mentor Advisors is a wholly owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is in turn a subsidiary of Wheat First Butcher Singer, Inc., a diversified financial services holding company. Mentor Advisors and its affiliates serve as investment adviser to twenty-one separate investment portfolios in the Mentor Family of Funds, including the Fund and the other funds making up Cash Resource Trust. For a copy of the prospectus relating to any of these other funds, call Mentor Distributors at 1-800-382-0016. Mentor Advisors' address is 901 East Byrd Street, Richmond, Virginia 23219.

     EVEREN Capital Corporation has a 20% ownership interest in Mentor and may acquire additional ownership based principally on the amount of Mentor's revenues derived from assets attributable to clients of EVEREN and its affiliates.

     The Fund pays management fees to Mentor Advisors at the following annual rates (based on the assets of the Fund): 0.22% of the first $500 million of the Fund's average net assets; 0.20% of the next $500 million; 0.175% of the next $1 billion; 0.16% of the next $1 billion; and 0.15% of any amounts over $3 billion. Mentor Advisors may from time to time voluntarily agree to reduce its compensation with respect to the Fund.

     The Trust pays all expenses not assumed by Mentor Advisors, including Trustees' fees, auditing, legal, custodial, investor servicing, and shareholder reporting expenses, and payments under its Distribution Plans. General expenses of the Trust will be charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of the Fund or the nature of the services performed and relative applicability to the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund.

     Mentor Advisors places all orders for purchases and sales of the securities of the Fund. In selecting broker-dealers, Mentor Advisors may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Mentor Advisors may consider sales of shares of the Fund (and, if permitted by law, of the other funds in the Mentor family) as a factor in the selection of broker-dealers.

DISTRIBUTION SERVICES

     The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to permit the Fund to compensate Mentor Distributors for services provided and expenses incurred by it in promoting the sale of shares of the Fund, reducing redemptions, or maintaining or improving services provided to shareholders. The Plan provides for monthly payments by the Fund to Mentor Distributors, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Any material increase in amounts payable under the Plan would require shareholder approval.

     In order to compensate Financial Institutions for services provided in connection with sales of Fund shares and the maintenance of shareholder accounts (or, in the case of certain Financial Institutions which are banking institutions, for certain administrative and shareholder services), Mentor Distributors may make periodic payments (from any amounts received by it under the Plan or from its other resources) to any qualifying Financial Institution based on the average net asset value of shares for which the Financial Institution is designated as the financial institution of record. Mentor Distributors makes such payments at the annual rate of between 0.15% and 0.33% with respect to the Fund. Mentor Distributors may suspend or modify these payments at any time, and payments are subject to the continuation of the Plan and of applicable agreements between Mentor Distributors and the applicable Financial Institution. Financial Institutions receiving payments from Mentor Distributors include Wheat, First Securities, Inc. and EVEREN.

HOW THE FUND'S PERFORMANCE IS CALCULATED

     YIELD AND EFFECTIVE YIELD DATA MAY FROM TIME TO TIME BE INCLUDED IN ADVERTISEMENTS ABOUT THE FUND. "Yield" represents an annualization of the change in value of a shareholder account (excluding any capital changes) for a specific seven-day period. "Effective yield" compounds that yield for a year and is, for that reason, greater than the Fund's yield. "Tax-equivalent" yield shows the effect on performance of the tax-exempt status of distributions received from the Fund. It reflects the approximate yield that a taxable investment must earn for shareholders at stated income levels to produce an after-tax yield equivalent to the Fund's tax-exempt yield. Quotations of yield for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The Fund's performance may be compared to various indices. See the Statement of Additional Information.

     ALL DATA IS BASED ON THE FUND'S PAST INVESTMENT RESULTS AND DOES NOT PREDICT FUTURE PERFORMANCE. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

GENERAL INFORMATION ABOUT THE TRUST

     Cash Resource Trust is a Massachusetts business trust organized on June 14, 1993. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

     The Trust is an open-end management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may, without shareholder approval, be divided into two or more series of shares representing separate investment portfolios, and are currently divided into five series of shares, each series representing a fund, one representing the Fund. Under the Agreement and Declaration of Trust, the Fund's shares may be further divided, without shareholder approval, into two or more classes of shares having such preferences or special or relative rights and privileges as the Trustees may determine. Each share has one vote, with fractional shares voting proportionally. Shares of the Fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Fund were liquidated, would receive the net assets of the Fund. The Trust may suspend the sale of shares of the Fund at any time and may refuse any order to purchase shares. Although neither the Trust nor the Fund is required to hold annual meetings of its shareholders, the Fund's shareholders have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

     INVESTORS FIDUCIARY TRUST COMPANY, located at 127 West 10th Street, Kansas City, Missouri 64105, is the transfer agent and dividend-paying agent for the Trust. IFTC may at times engage at its own expense certain Financial Institutions, including Wheat, First Securities, Inc. and EVEREN, to perform certain bookkeeping, data processing, and administrative services pertaining to the maintenance of shareholder accounts.

     If you own fewer shares of the Fund than a minimum amount set by the Trustees (presently 500 shares), the Trust may choose to redeem your shares and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of the Fund above any maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

     The Trust may send a single copy of shareholder reports and communications to an address where there is more than one registered shareholder with the same last name, unless a shareholder at that address requests, by calling or writing his Financial Institution, that the Trust do otherwise.

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                              Cash Resource Trust
                              901 East Byrd Street
                               Richmond, VA 23219

                                 Cash Resource
                                     Trust

                              New York Tax-Exempt
                               Money Market Fund

                                   PROSPECTUS

                                November 1, 1996